UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020 (March 3, 2020)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers.

2020 Long-Term Equity Incentive Awards

On March 3, 2020, the Board of Directors (the “Board”) of Global Medical REIT Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the granting of 2020 Long-Term Performance-Based Incentive LTIP Awards (the “Long-Term Performance-Based Awards”) and 2020 Long-Term Time-Based Incentive LTIP Awards (the “Long-Term Time-Based Awards” and, together with the Long-Term Performance-Based Awards, the “Long-Term Awards”) to the executive officers of the Company and other employees of the the external manager of the Company (the “Manager”) who perform services for the Company. The Awards were granted pursuant to the Company’s 2016 Equity Incentive Plan.

The Awards granted are described below.

Name	Title	2020 Long-Term Performance Award Target	Number of Target Long-Term Performance Award Units	2020 Long- Term Time- Based Award	Number of Long-Term Time- Based Award Units
Jeffrey Busch	Chief Executive Officer, Chairman of the Board & President	$138,000	10,459	$92,000	6,415
Alfonzo Leon	Chief Investment Officer	$126,000	9,550	$84,000	5,857
Robert Kiernan	Chief Financial Officer	$108,000	8,186	$72,000	5,020
Jamie Barber	General Counsel and Secretary	$84,000	6,366	$56,000	3,905
Allen Webb	SVP, SEC Reporting and Technical Accounting	$78,000	5,912	$52,000	3,626

The number of target LTIP Units comprising each Long-Term Performance-Based Award is based on the fair value of the Long-Term Performance-Based Awards as determined by an independent valuation consultant, in each case rounded to the next whole LTIP Unit to eliminate fractional units. The number of target LTIP Units comprising each Long-Term Time-Based Award is based on the closing price of the Company’s common stock on the New York Stock Exchange (“NYSE”) on the grant date, or $14.34 per share.

The Long-Term Performance-Based Awards will be subject to the terms and conditions of LTIP Long-Term Performance-Based Award Agreements (“LTIP Long-Term Performance-Based Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.1, which is incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Long-Term Performance-Based Award Agreements.

The number of Earned LTIP Units that each grantee is entitled to receive under the LTIP Long-Term Performance-Based Award Agreements will be determined following the conclusion of a three-year performance period (the “Long-Term Performance Period”) based on the Company’s Total Shareholder Return (“TSR”) on both an absolute basis (“Absolute TSR Component”) (representing 75% of the target Long-Term Performance-Based Award) and relative to the companies comprising the SNL U.S. Healthcare REIT Index (“Relative TSR Component”) (representing 25% of the target Long-Term Performance-Based Award) during the Long-Term Performance Period. Grantees will not be entitled to receive any LTIP Units except to the extent they are earned upon the end of the Long-Term Performance Period in accordance with the terms and conditions of the LTIP Long-Term Performance-Based Award Agreements. Long-Term Performance-Based Award LTIP Units that are not earned will be forfeited and cancelled and unvested Earned LTIP Units will be subject to forfeiture prior to vesting as set forth below.

The number of LTIP Units earned under the Absolute TSR Component of the Long-Term Performance-Based Awards will be determined as soon as reasonably practicable following the earlier of (a) the calendar day immediately preceding the third anniversary of March 3, 2020, or (b) the date upon which a Change of Control occurs (the “Long-Term Valuation Date”), by multiplying the total target number of Long-Term Performance-Based Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s Total Shareholder Return as shown below:

TSR	Percentage of Absolute TSR Component Earned

21%	50%

27%	100%

33%	200%

The Absolute TSR Component will be forfeited in its entirety if the TSR is less than 21%. If the TSR is between 21% and 27%, or between 27% and 33%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

The number of Long-Term Performance-Based Award LTIP Units earned under the Relative TSR Component will be determined as soon as reasonably practicable following the Long-Term Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:

Relative Performance	Percentage of Relative TSR Component Earned

TSR equal to the 35th percentile of Peer Companies	50%

TSR equal to the 55th percentile of Peer Companies	100%

TSR equal to or greater than the 75th percentile of Peer Companies	200%

The Relative TSR Component will be forfeited in its entirety if the Relative Performance is below the 35th percentile of Peer Companies. If the Relative Performance is between the 35th percentile and 55th percentile of Peer Companies, or between the 55th percentile and 75th percentile of Peer Companies, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

As soon as practicable following the Long-Term Valuation Date, the Compensation Committee will determine the number of LTIP Units earned by each grantee under both the Absolute TSR Component and the Relative TSR Component. Any Award LTIP Units that are not earned as set forth above will be forfeited, and the grantee will have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.

Units that have been earned based on performance as provided above are subject to forfeiture restrictions that vest in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

(i) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, as of the Long-Term Valuation Date; and

(ii) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Long-Term Valuation Date.

Vesting will accelerate in the event of a termination of the executive’s position without Cause or for Good Reason, as a result of death or Disability, or as a result of the grantee’s Retirement or upon a Change of Control. Unvested LTIP Awards will be forfeited in the event of any other termination event.

Long-Term Time-Based Awards

The Long-Term Time-Based Awards will be subject to the terms and conditions of LTIP Unit Award Agreements (“LTIP Unit Award Agreements,” and, together with the LTIP Long-Term Performance-Based Award Agreements, the “Award Agreements”) between the Company and each grantee in the form filed as exhibit herewith as Exhibit 99.2, which is incorporated herein by reference. Long-Term Time-Based Awards become vested, and cease to be subject to forfeiture, in equal one-third increments on each of the first, second and third anniversaries of the date of grant (March 3, 2020).

Distributions

Pursuant to the LTIP Long-Term Performance-Based Award Agreements, distributions equal to the dividends declared and paid by the Company will accrue during the applicable period on the maximum number of LTIP Units that the grantee could earn (if applicable) and are paid with respect to all of the Earned LTIP Units at the conclusion of the applicable period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee.

The foregoing summaries of the LTIP Long-Term Performance-Based Award Agreements are qualified in their entirety by reference to the forms of agreement filed herewith as Exhibits 99.1 and 99.2.

Director Compensation

On March 3, 2020, the Board also approved the following annual compensation amounts for its independent directors for the year beginning with the 2020 annual meeting of the Company’s stockholders:

Independent Director Compensation

Annual Cash Retainer	$40,000, payable quarterly in arrears
Annual Equity Award	$40,000, granted on the date of the annual meeting upon election of the grantee as a director and payable as a number of LTIP Units based on the average closing price of the Company’s common stock as reported on the NYSE during the 10 trading days preceding the date of the annual meeting and subject to forfeiture restrictions that will lapse on the first anniversary of the grant date subject to continued service as a director through such vesting date.

Independent Committee Member Compensation

Annual Cash Retainer	Audit Committee: $7,500 Compensation Committee: $5,000 Nominating & Corporate Governance Committee: $3,500 Investment Committee: $7,500 All payable quarterly in arrears

Annual Cash Retainer for Chair	Audit Committee Chair: $15,000 Compensation Committee Chair: $10,000 Nominating & Corporate Governance Committee Chair: $7,000 Investment Committee Chair: $15,000 All payable quarterly in arrears

Lead Independent Director Compensation

Annual Cash Retainer	$15,000, payable quarterly in arrears

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1*	LTIP Award Agreement (Long-Term Performance-Based Award).

99.2*	LTIP Award Agreement (Long-Term Time-Based Award).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: March 5, 2020